CONSENT OF ERNST & YOUNG LLP, INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We  consent  to the  references  to  our  firm  under  the  captions  "Financial
Highlights" and "listsExperts" in the Combined Proxy Statement of Pioneer Balanced Fund, and Prospectus for Class A, Class B, Class C, and Investor Class shares of Pioneer Classic Balanced Fund, formerly AmSouth Balanced Fund (a series of Pioneer Series Trust IV), ("Combined Proxy Statement and Prospectus"), and to the incorporation by reference of our report dated February 10, 2006 on the financial statements and financial highlights of Pioneer Balanced Fund for the year ended December 31, 2005 in the Combined Proxy Statement and Prospectus included in this Registration Statement on Form N-14 of Pioneer Classic Balanced Fund. We further consent to the reference to us under the heading "Representations and Warranties" (paragraph 4.1(f)) in the Form of Agreement and Plan of Reorganization included as Exhibit A to the Combined Proxy Statement and Prospectus.

We also consent to the reference to our firm under the captions "Independent Registered Public Accounting Firm" and "Financial Statements" in the Pioneer Balanced Fund's Class A, Class B, Class C, and Investor Class shares Statement of Additional Information on Form N-1A, which was filed with the Securities and Exchange Commission on April 28, 2006 in Post-Effective Amendment No. 74 to its Registration Statement on Form N-1A (File No. 2-28273) and is incorporated by reference into the Statement of Additional Information included in this Registration Statement on Form N-14 of Pioneer Classic Balanced Fund. We also consent to the incorporation by reference of our report, dated February 10, 2006, on the financial statements and financial highlights of Pioneer Balanced Fund included in the Annual Report to the Shareowners for the year ended December 31, 2005, which is also incorporated by reference into the Statement of Additional Information included in this Registration Statement on Form N-14 of Pioneer Classic Balanced Fund.


                                                           /s/ ERNST & YOUNG LLP

Boston, Massachusetts
July 31, 2006

   CONSENT OF ERNST & YOUNG LLP, INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We  consent  to the  references  to  our  firm  under  the  captions  "Financial
Highlights" and "listsExperts" in the Combined Proxy Statement of Pioneer Balanced Fund, and Prospectus for Class A, Class B, Class C, and Investor Class shares of Pioneer Classic Balanced Fund, formerly AmSouth Balanced Fund (a series of Pioneer Series Trust IV), ("Combined Proxy Statement and Prospectus"), and to the incorporation by reference of our report dated September 23, 2005 on the financial statements and financial highlights of Pioneer Classic Balanced Fund for the year ended July 31, 2005 in the Combined Proxy Statement and Prospectus included in this Registration Statement on Form N-14 of Pioneer Classic Balanced Fund. We further consent to the reference to us under the heading "Representations and Warranties" (paragraph 4.2(h)) in the Form of Agreement and Plan of Reorganization included as Exhibit A to the Combined Proxy Statement and Prospectus.

We also consent to the reference to our firm under the captions "Independent Registered Public Accounting Firm" and "Financial Statements" in the Pioneer Classic Balanced Fund's Class A, Class B, Class C, and Investor Class shares Statement of Additional Information on Form N-1A, which was filed with the Securities and Exchange Commission on November 23, 2005 in Post-Effective Amendment No. 1 to its Registration Statement on Form N-1A (File No. 333-126384) and its incorporated by reference into the Statement of Additional Information included in this Registration Statement on Form N-14 of Pioneer Classic Balanced Fund. We also consent to the incorporation by reference of our report, dated September 23, 2005, on the financial statements and financial highlights of Pioneer Classic Balanced Fund included in the Annual Report to the Shareowners for the year ended July 31, 2005, which is also incorporated by reference into the Statement of Additional Information included in this Registration Statement on Form N-14 of Pioneer Classic Balanced Fund.


                                                           /s/ ERNST & YOUNG LLP

Cincinnati, Ohio
July 31, 2006

CONSENT OF   ERNST & YOUNG LLP, INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We  consent  to the  references  to  our  firm  under  the  captions  "Financial
Highlights" and "listsExperts" in the Combined Proxy Statement of Pioneer America Income Trust, and Prospectus for Class A, Class B, Class C, Class R and Investor Class shares of Pioneer Government Income Fund, formerly AmSouth Government Income Fund (a series of Pioneer Series Trust IV), ("Combined Proxy Statement and Prospectus"), and to the incorporation by reference of our report dated February 10, 2006 on the financial statements and financial highlights of Pioneer America Income Trust for the year ended December 31, 2005 in the Combined Proxy Statement and Prospectus included in this Registration Statement on Form N-14 of Pioneer Government Income Fund. We further consent to the reference to us under the heading "Representations and Warranties" (paragraph 4.1(f)) in the Form of Agreement and Plan of Reorganization included as Exhibit A to the Combined Proxy Statement and Prospectus.

We also consent to the reference to our firm under the captions "Independent Registered Public Accounting Firm" and "Financial Statements" in the Pioneer America Income Trust's Class A, Class B, Class C, Investor Class, and Class R shares Statement of Additional Information on Form N-1A, which was filed with the Securities and Exchange Commission on April 28, 2006 in Post-Effective Amendment No. 27 to its Registration Statement on Form N-1A (File No. 33-20795) and is incorporated by reference into the Statement of Additional Information included in this Registration Statement on Form N-14 of Pioneer Government
Income Fund Fund. We also consent to the incorporation by reference of our report, dated February 10, 2006, on the financial statements and financial highlights of Pioneer America Income Trust in the Annual Report to the Shareowners for the year ended December 31, 2005, which is also incorporated by reference into the Statement of Additional Information included in this Registration Statement on Form N-14 of Pioneer Government Income Fund.


                                                           /s/ ERNST & YOUNG LLP


Boston, Massachusetts
July 31, 2006

  CONSENT OF ERNST & YOUNG LLP, INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We  consent  to the  references  to  our  firm  under  the  captions  "Financial
Highlights" and "listsExperts" in the Combined Proxy Statement of Pioneer America Income Trust, and Prospectus for Class A, Class B, Class C, Class R and Investor Class shares of Pioneer Government Income Fund, formerly AmSouth Government Income Fund (a series of Pioneer Series Trust IV), ("Combined Proxy Statement and Prospectus"), and to the incorporation by reference of our report dated September 23, 2005 on the financial statements and financial highlights of Pioneer Government Income Fund for the year ended July 31, 2005 in the Combined Proxy Statement and Prospectus included in this Registration Statement on Form N-14 of Pioneer Government Income Fund. We further consent to the reference to us under the heading "Representations and Warranties" (paragraph 4.2(h)) in the Form of Agreement and Plan of Reorganization included as Exhibit A to the Combined Proxy Statement and Prospectus.

We also consent to the reference to our firm under the captions "Independent Registered Public Accounting Firm" and "Financial Statements" in the Pioneer Government Income Fund's Class A, Class B, Class C, Class R, and Investor Class shares Statement of Additional Information on Form N-1A, which was filed with the Securities and Exchange Commission on November 23, 2005 in Post Effective Amendment No. 1 to its Registration Statement on Form N-1A (File No. 333-126384) and is incorporated by reference into the Statement of Additional Information included in this Registration Statement on Form N-14 of Pioneer Government Income Fund. We also consent to the incorporation by reference of our report, dated September 23, 2005, on the financial statements and financial highlights of Pioneer Government Income Fund included in the Annual Report to the Shareowners for the year ended July 31, 2005, which is also incorporated by reference into the Statement of Additional Information included in this Registration Statement on Form N-14 of Pioneer Government Income Fund.


                                                           /s/ ERNST & YOUNG LLP

Cincinnati, Ohio
July 31, 2006